Exhibit 10.1

AMENDMENT TO MANAGEMENT AGREEMENT

THIS AMENDMENT is entered into on  30th December 2021 with an effective date of 30th December 2021 by and among:

(1)	CERES MANAGED FUTURES LLC, a Delaware limited liability company (“CMF”) with its principal place of business at 522 Fifth Avenue, New York, New York 10036;
(2)	CERES TACTICAL SYSTEMATIC L.P., a New York limited partnership (the “Partnership”) with its principal place of business at 522 Fifth Avenue, New York, New York 10036;
(3)
ISAM (USA) LLC, a limited liability company incorporated under the laws of Delaware (“ISAM USA”) with its principal place of business at 5100 Town Centre Circle, Tower II, Suite 430, Boca Raton, Florida, 33486, United States of America;

(4)
ISAM SYSTEMATIC MANAGEMENT, a company incorporated under the laws of the Cayman Islands (“ISAM SM”) and whose registered office is at Grand Pavilion Commercial Centre, 1st Floor, 802 West Bay Road, P.O. Box 30599, KY1-1203, Grand Cayman, Cayman Islands; and

(5)
ISAM FUNDS (UK) LIMITED, a limited liability company (“ISAM Funds” and ISAM USA together and each separately, the “Advisor”) incorporated under the laws of England and Wales with its registered address at 100 Bishopsgate, London, EC2N 4AG, United Kingdom.

(CMF, the Partnership, ISAM USA, ISAM SM, and ISAM Funds shall be referred to collectively as the “Parties”).
WHEREAS, CMF, the Partnership, ISAM USA, ISAM SM, and ISAM Funds are Parties to an Amended and Restated Management Agreement dated 1 November 2017 (the “Contract”);

WHEREAS, pursuant to a novation agreement dated 25 August 2017 with an effective date of 31 August 2017 ISAM Funds assumed the rights and obligations and liabilities of ISAM (EUROPE) LLP under the Contract; and

WHEREAS, pursuant to a novation agreement dated 25 October 2018 with an effective date of 1 November 2018 ISAM SM assumed the rights and obligations and liabilities of International Standard Asset Management under the Contract; and

WHEREAS, The Parties now wish to update the Contract as set out in this amendment agreement (the “Amendment”).

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Section 5(a)(ix) (Term) shall be deleted in its entirety and replaced with the following:

“if any of Roy Sher, Alexander Lowe, or Darren Upton dies, becomes incapacitated, leaves the employ of the Advisor, ceases to control the Advisor or is otherwise not managing the trading programs or systems of the Advisor”

2.	Section 7(a) (Representations, Warranties and Agreements) is hereby amended to include the following additional provisions:

“(vii) To the extent required by and in accordance with the applicable anti-money laundering laws, regulations and guidelines:

a)
CMF and the Partnership shall take all reasonable steps to (i) verify and record the identity of all investors in the Partnership (including, where applicable, beneficial owners) and undertake additional due diligence on any investor in the Partnership who is identified as a politically exposed person (“PEP”), an immediate family member or close associate of a PEP; provided that the term “beneficial owners” does not include the pension participants of any pension plans that are indirectly invested in the Partnership, (ii) ensure that the Fund does not accept or maintain any subscription funds from a foreign shell bank or from any person or entity named on the lists of known or suspected terrorists, terrorist organizations or other sanctioned persons issued by the U.S. Treasury Department’s Office of Foreign Assets and Control, the European Union, United Nations or any other applicable jurisdiction’s sanctions program; provided that the Partnership makes no representations regarding the pension participants of any pension plans that are indirectly invested in the Partnership and (iii) retain all required records on investor transactions in respect of the Partnership.

b)
the Advisor shall establish and implement policies, procedures, and internal controls that are reasonably designed to comply with, and in connection with this Agreement will comply with, applicable anti-money laundering laws, rules and regulations, including the UK Bribery Act 2010, the Proceeds of Crime Act 2002, the Money Laundering (Amendment) Regulations 2012, the Money Laundering, Terrorist Financing and Transfer of Funds (Information on the Payer) Regulations 2017, the 4th EU Money Laundering Directive (EU Directive 2015/849), the Money Laundering and Terrorist Financing (Amendment) Regulations 2019, the 5th EU Money Laundering Directive (EU Directive 2018/843), the Terrorist Act 2000, the Anti-Terrorism, Crime and Security Act 2001, the Counter-Terrorism Act 2008, the Criminal Finance Act 2017, the Joint Money Laundering Steering Group Guidance Notes (as amended), the Sanctions and Anti-Money Laundering act 2018, and any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption, and any sanctions administered or enforced by the United States Government (including the U.S Department of Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, Her Majesty’s Treasury, or any other relevant sanctions authority.

c)
Neither the Advisor nor any of its respective subsidiaries, affiliates, directors, officers, employees, or, any of its agents or representatives, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (i) the target of any Sanctions; or (ii) located, organized or resident in a Sanctioned Jurisdiction.

d) (i)
The Advisor will not, through any act or omission, knowingly facilitate a third party in engaging in any form of tax evasion or tax fraud, or otherwise engage in any activity, practice or conduct that would constitute a tax evasion facilitation offence under anti-facilitation of tax evasion laws (under the Criminal Finances Act 2017); and (ii) has implemented and maintains policies and procedures reasonably designed to promote and achieve compliance with (i) and (ii) above.

3.	Section 13 (Notices) for the Advisor shall be deleted and replaced with:

“If to the Advisor:

ISAM Systematic Management
802 West Bay Road
P.O. Box 30599
Grand Cayman, KY1-1203
Attention:  Jessica Anderson
Email: cayman@isamfunds.com

ISAM (USA) LLC
5100 Town Centre Circle, Suite 430
Boca Raton, FL 33486
Attention:  Scott Brownbill
Email: scott.brownbill@isam.com

ISAM Funds (UK) Limited
100 Bishopsgate
London, EC2N 4AG
Attention:  Neill Burger
Email: neill.burger@isam.com”

4.	Except where the context otherwise requires, terms and expressions described in this Amendment shall bear the same meaning as those given to them in the Contract.

5.	This Amendment is subject to and shall be construed and enforced with the laws applicable to the Contract and the jurisdiction provisions of the Contract shall apply equally to this Amendment.

6.
This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) a DocuSign® or other electronic signature, (ii) an original, manual signature, or (iii) a faxed, scanned or photocopied manual signature.  Each DocuSign® or other electronic, faxed, scanned or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature and the parties hereby waive any objection to the contrary.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when executed and delivered shall constitute an original and all such counterparts together constituting but one and the same instrument.

7.	Except as expressly amended by the Amendment, the Parties hereby confirm that in all other respects the Contract and the rights and obligations therein remain in full force and effect.

IN WITNESS WHEREOF the parties have executed this Contract for and on behalf of the undersigned as of the day and year written above.

CERES MANAGED FUTURES LLC		ISAM (USA) LLC

By:	/s/ Patrick T. Egan	By:	/s/ Scott Brownbill
	Patrick T. Egan	NAME:	Scott Brownbill
	President and Director	TITLE:	Managing Director, North America

CERES TACTICAL SYSTEMATIC L.P.		ISAM SYSTEMATIC MANAGEMENT

By:	Ceres Managed Futures LLC (General Partner)	By:	/s/ Stacey Kirkconnell
		NAME:	Stacey Kirkconnell
		TITLE:	Director
By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

ISAM FUNDS (UK) LIMITED

By:	/s/ Jaco Wentzel
NAME:	Jaco Wentzel
TITLE:	Head of Finance